UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2009

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street – Suite 3300 P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-4321	36-0938600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

Commonwealth Edison Company (ComEd) is disclosing in this current report on Form 8-K ComEd’s audited consolidated financial statements and related footnotes contained in ComEd’s annual report on Form 10-K, as filed on February 6, 2009, for the twelve months ended December 31, 2008, in order to present financial information for ComEd on a wholly separate basis for the convenience of financial statement users. The audited consolidated financial statements and related footnotes have not been updated for recent events except as discussed in the following paragraph.

As previously disclosed, ComEd had unrecognized tax benefits related to refund claims for Illinois investment tax credits with respect to its utility property. After the refund claims were denied by the Illinois Department of Revenue, refund litigation was filed. In the third quarter of 2007, the Illinois Appellate Court heard the case, deciding in favor of the Illinois Department of Revenue. In September 2008, the Illinois Supreme Court heard oral arguments in the case (Exelon Corporation v. The Department of Revenue). On February 20, 2009, the Illinois Supreme Court issued its decision reversing the Illinois Appellate Court and directing the Illinois Department of Revenue to grant the tax credit. See Note 9 – Income Taxes and Note 18 – Subsequent Event (Unaudited) for additional information.

A copy of this report is attached as Exhibit 99.1.

* * * * *

Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) ComEd’s 2008 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; and (2) other factors discussed in filings with the SEC by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Commonwealth Edison Company audited Consolidated Financial Statements for the year ended December 31, 2008 and related Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer and Chief Risk Officer

February 24, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Commonwealth Edison Company audited Consolidated Financial Statements for the year ended December 31, 2008 and related Notes to Consolidated Financial Statements.

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